SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Virtus Opportunities Trust
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100 Pearl Street	800.248.7971	VIRTUS.COM
Hartford, CT 06103

[                    ], 2011

Dear Shareholder:

Virtus Market Neutral Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2:00 p.m. Eastern time, on [                    ], 2012, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals that are being presented by the Board of Trustees of the Trust.

Among the proposals being presented for approval by the shareholders of the Fund are (1) a subadvisory agreement between F-Squared Institutional Advisors, LLC and Virtus Investment Advisers, Inc. (“VIA”), on behalf of the Fund; (2) a subadvisory agreement between Euclid Advisors LLC and VIA, on behalf of the Fund; (3) an amendment to the fees payable under the Fund’s investment advisory agreement with VIA; and (4) a proposal to permit VIA to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed these proposals and unanimously recommends that shareholders vote FOR the proposals. To approve the Board’s recommendations, please vote FOR all the proposals on the enclosed proxy card.

YOUR VOTE COUNTS, AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY—ONLINE, BY TELEPHONE OR BY MAIL—BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

This letter has been prepared solely for the information of existing shareholders.

This letter is not authorized for distribution to prospective investors.

Mutual Funds distributed by VP Distributors, LLC

VIRTUS OPPORTUNITIES TRUST

Virtus Market Neutral Fund

101 Munson Street

Greenfield, MA 01301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [                    ], 2012

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on [                    ], 2012; this proxy statement is available at www.[                    ].

To the Shareholders of Virtus Market Neutral Fund:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Virtus Market Neutral Fund (the “Fund), a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on [                    ], 2012 at 2:00 p.m. Eastern Time (the “Meeting”) for the following purposes, and to transact any other business that may properly come before the Meeting:

1.	To approve a subadvisory agreement between F-Squared Institutional Advisors, LLC and Virtus Investment Advisers, Inc. (“VIA”), on behalf of the Fund. (Proposal 1)

2.	To approve a subadvisory agreement between Euclid Advisors LLC and VIA, on behalf of the Fund. (Proposal 2)

3.	To approve an amendment to the fees payable under the Fund’s investment advisory agreement with VIA. (Proposal 3)

4.	To approve a proposal to permit VIA to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval. (Proposal 4)

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on [December 7], 2011 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares now. As a convenience to our shareholders, you may now vote in any one of four ways:

1.	Through the Internet - log on at the Internet address provided on the proxy card

2.	By telephone - call the toll-free number listed on the proxy card

3.	By mail - using the enclosed Proxy Card(s) and postage paid envelope

4.	In Person - at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card at hand and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr Secretary Virtus Opportunities Trust

[                    , 2011]

Shareholders who do not expect to attend the Meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following the Q & A for Shareholders. It is important that you vote promptly.

Q & A FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, following is a brief overview of the matters that will be the subject of a shareholder vote.

Q.	What issues am I being asked to vote on at the upcoming meeting on [ ], 2012?

A.	As described in the enclosed Proxy Statement, shareholders of Virtus Market Neutral Fund (the “Fund”) are being asked to approve the following four proposals:

1.	A subadvisory agreement between F-Squared Institutional Advisors, LLC (“F-Squared”) and Virtus Investment Advisers, Inc. (“VIA”), on behalf of the Fund;

2.	A subadvisory agreement between Euclid Advisors LLC (“Euclid”) (Euclid and F-Squared together, the “Subadvisers”) and VIA, on behalf of the Fund;

3.	An amendment to the fees payable under the Fund’s investment advisory agreement with VIA; and

4.	A proposal to permit VIA to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval.

Q.	Why am I being asked to vote on Proposals 1, 2, and 3?

A.	Proposals 1, 2, and 3 are being submitted for shareholder approval because the Fund’s Board has approved changes to the Fund’s name and investment strategy. In order to implement these changes, the Board has approved changes to the Fund’s subadvisers and advisory fee calculation method, which are described in this Proxy Statement. Shareholder approval is required before any changes can be made to the Fund’s subadvisers and advisory fee calculation method. You are therefore being asked to approve the Fund’s new subadvisers and new advisory fee calculation method.

New subadvisers are proposed for the Fund in order to implement the Fund’s new investment strategy.

The new advisory fee calculation method is being proposed because management believes that it is a more appropriate method to compensate VIA and the Fund’s subadvisers for implementing the Fund’s new investment strategy. Management also believes that the proposed performance adjustment to the fee (the “fulcrum fee”) better aligns the interests of VIA and the Fund’s subadvisers with those of the Fund and its shareholders.

If shareholders do not approve all three of these changes, then the changes to the Fund’s name, objective, and strategies may not be immediately implemented and the Board will consider what course of action to pursue for the Fund.

The following chart summarizes the changes that will be made to the Fund if shareholders approve Proposals 1, 2, and 3:

	Current	Proposed
Name	Virtus Market Neutral Fund	Virtus Dynamic AlphaSectorSM Fund

Objective	The Fund’s investment objective is to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.	The Fund’s investment objective is to seek long-term capital appreciation.

Strategy

The Fund utilizes a unique market neutral style seeking to provide attractive performance in both up and down markets. The Fund invests in what the subadviser believes to be undervalued companies with strong and improving business prospects while shorting companies the subadviser believes to have deteriorating business momentum and excessive valuations. The use of uncorrelated equity strategies across investing styles, market caps and industries may provide investors with more attractive risk adjusted returns, as compared with traditional equity investing.

The Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The Fund uses a blended

The Fund seeks to achieve its investment objective by taking long and short positions in exchange-traded funds (“ETFs”) and/or stocks representing the nine primary sectors of the S&P® 500 Index. The primary sectors of the S&P 500® Index represented by the ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities.

The Fund uses a proprietary quantitative model that seeks to evaluate trends within each sector by adjusting for changing levels of volatility in the market. The Fund uses this binary model to determine, on a weekly basis, whether a sector is projected to have positive or negative absolute performance. If positive returns are projected for a particular

Current	Proposed
strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization, including those in emerging markets. In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to such securities. The Fund may also invest in exchange-traded funds (ETFs).

sector, then the Fund takes a long position in one or more ETFs and/or baskets of securities representing that sector. Each sector in which the Fund takes a long position will have approximately equal weighting. If a sector is projected to have negative returns, the Fund takes a short position in one or more ETFs and/or baskets of securities representing that sector.

The Fund intends to employ leverage in the form of borrowing on its long positions in circumstances where the Fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the Fund at any time will depend on the number of sectors in which the Fund takes a long position, with the maximum amount of leverage being used where the Fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the Fund’s net assets, including borrowings.

The Fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of

	Current	Proposed
the Fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the Fund may take short positions worth up to 50% of the Fund’s net assets, with the remainder of the Fund’s assets remaining in cash and cash equivalents.

Principal Investment Risks (see Appendix A for descriptions)	Equity Securities Risk Exchange-Traded Funds (ETFs) Risk Emerging Market Investing Risk Foreign Investing Risk Futures and Options Risk Market Volatility Risk Short Sales Risk	Borrowing Risk Equity Securities Risk Exchange-Traded Funds (ETFs) Risk Market Volatility Risk Sector Concentration Risk Short Sales Risk Short-Term Investments Risk U.S. Government Securities Risk

Advisory Fee Calculation (annual basis)	1.50% of daily net assets under management. “Net assets” means the total assets of the Fund minus the Fund’s accrued liabilities.	Base management fee of 1.50% of daily Managed Assets, with a performance adjustment that may increase or decrease the base fee by up to 1.00% depending on performance relative to the S&P 500® Index. “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings.

Subadvisers	The Boston Company Asset Management	F-Squared Institutional Advisors, LLC Euclid Advisors LLC

No changes are planned for other aspects of the Fund, such as its redemption and exchange policies or account services. Further information on the changes to the principal risks of investing in the Fund and the Fund’s strategies, policies and management, is included in [Appendix A] and in the Fund’s prospectus and statement of additional information.

Q.	Why are shareholders of the Fund being asked to vote on Proposal 4?

A.	VIA has obtained an order from the Securities and Exchange Commission (“SEC”) allowing it to hire, terminate, and replace subadvisers under certain conditions with the approval of the Board but without shareholder approval. However, the Fund’s shareholders must initially approve the use of this order with respect to the Fund.

VIA seeks to act under the order because it has significant experience hiring and supervising subadvisers. The Board believes that the use of the order will benefit shareholders by allowing VIA to access broader money management expertise and hire or replace subadvisers with Board approval but without the costly expense of, and unnecessary delays associated with, proxy solicitations. This is especially important in today’s rapidly changing securities markets. The management of Fund assets can be adjusted swiftly as changes may be needed. The SEC order does not allow VIA to hire affiliated subadvisers without shareholder approval. Further information on the SEC order and the conditions for its use is provided in the discussion of Proposal 4.

Q.	Does VIA currently intend to recommend that the Fund hire or change a subadviser other than F-Squared and Euclid?

A.	No. The Board does not currently expect to consider any other subadviser for the Fund. However, if Proposal 4 is approved, new subadvisers could be hired in the future without the expense of a shareholder meeting.

Q.	If Proposal 4 is approved, how will I be notified of any changes to the Fund’s subadvisory arrangements?

A.	Within 90 days of any change to the Fund’s subadvisory arrangements, you will be provided with a written notice that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.	What happens if Proposal 4 is not approved?

A.	If Proposal 4 is not approved, the Fund would be required to incur the expense of a shareholder meeting and proxy solicitation before making any future changes to the Fund’s subadvisers or subadvisory agreements.

Q.	Has the Board of Trustees approved the proposals?

A.	Yes. The Board of Trustees has approved each of the proposals and recommends that you vote in favor of the proposals.

Q.	Can I exchange my shares of the Fund for shares of a different Virtus Mutual Fund?

A.	Yes. Generally, you may exchange your shares of the Fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended. Other restrictions may apply (e.g., investment minimums). You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange.

Q.	How do I vote my shares?

A.	You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don’t expect to attend, by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.	Will anyone contact me?

A.	You may receive a call from the Fund’s proxy solicitor, Computershare Fund Services, Inc. (“CFS”), to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you have questions about your Fund, please call Virtus Mutual Funds at 1-800-243-1574, Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. CFS has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call CFS, the Fund’s proxy agent, at [1-888- - ]. As the meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of CFS if their votes have not yet been received.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
	(1) ABC Corp.	ABC Corp.
	(2) ABC Corp.	John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	John Doe
	(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
	(1) ABC Trust	Jane B. Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
	(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS OPPORTUNITIES TRUST

Virtus Market Neutral Fund

101 Munson Street

Greenfield, MA 01301

(800) 243-1574

SPECIAL MEETING OF SHAREHOLDERS

To be held on [                    ], 2012

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), on behalf of Virtus Market Neutral Fund (the “Fund”), a series of the Trust. The proxies will be used at the special meeting of shareholders to be held at the offices of Virtus Investment Partners, Inc., at 100 Pearl Street, Hartford, CT 06103, on [                    ], 2012 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about [December 19], 2011 or as soon as practicable thereafter. The close of business on [December 7], 2011, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The proposals discussed in this Proxy Statement are as follows:

1.	To approve a subadvisory agreement between F-Squared Institutional Advisors, LLC (“F-Squared”) and Virtus Investment Advisers, Inc. (“VIA”), on behalf of the Fund. (Proposal 1)

2.	To approve a subadvisory agreement between Euclid Advisors LLC (“Euclid”) and VIA, on behalf of the Fund. (Proposal 2)

3.	To approve an amendment to the fees payable under the Fund’s investment advisory agreement with VIA. (Proposal 3)

4.	To approve a proposal to permit VIA to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval. (Proposal 4)

Board of Trustees Recommendation

The Board met on October 31 and November 15-17, 2011 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board recommends that you vote “FOR” all of the proposals contained in this Proxy Statement.

Notice of Availability of Materials

Copies of the Fund’s most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

INTRODUCTION

At a meeting of the Board held on November 15-17, 2011, the Board approved changes to the Fund’s name, investment objective, investment strategy, subadvisers and advisory fee calculation method (collectively, the “Repositioning”). The changes to the Fund’s investment objective and strategy were recommended to the Board by management because management believes that the Fund and its shareholders will benefit from the use of the revised investment strategy for the investment of the Fund’s assets. New subadvisers are proposed for the Fund in order to implement the Fund’s new investment strategy. The new advisory fee calculation method is being proposed because management believes that it is a more appropriate method to compensate VIA and the Fund’s subadvisers for implementing the Fund’s new investment strategy. Management also believes that the proposed performance adjustment to the fee (the “fulcrum fee”) better aligns the interests of VIA and the Fund’s subadvisers with those of the Fund and its shareholders.

Shareholders are not being asked to approve the changes to the Fund’s investment objective or investment strategy; shareholders are only being asked to approve the proposals included in this proxy statement. However, if shareholders do not approve each of Proposals 1, 2, and 3, the Repositioning may not take place.

If the Proposals are approved by shareholders, the Fund will be renamed the Virtus Dynamic AlphaSectorSM Fund. The Fund will seek long-term capital appreciation by taking long and short positions in exchange-traded funds (“ETFs”) and/or stocks representing the nine primary sectors of the S&P® 500 Index. VIA will continue to serve as the Fund’s investment adviser, but F-Squared and Euclid will serve as the Fund’s subadvisers.

If the Proposals are approved, shareholders will be provided with an updated prospectus that includes additional information relating to the Fund’s new objective, strategies, principal risks, and portfolio management.

The Board voted unanimously to approve the Repositioning. The Board recommends that you vote “FOR” all of the Proposals contained in this Proxy Statement.

PROPOSALS 1 AND 2

APPROVAL OF SUBADVISORY AGREEMENTS

WITH F-SQUARED INSTITUTIONAL ADVISORS, LLC AND EUCLID ADVISORS LLC

Introduction

In its role as investment adviser to the Fund, VIA is responsible for managing the Fund’s investment program and the general operations and the day-today management of the Fund’s portfolio. After analysis and discussion of the current volatile investment environment and the projected continuation of this volatility, and discussion of the strategies utilized by F-Squared and Euclid, VIA recommended that the Board approve F-Squared and Euclid (each a “Subadviser,” and together the “Subadvisers”) as subadvisers to the Fund so that the Fund could employ each Subadviser’s investment strategy.

At a meeting of the Board held on November 15-17, 2011, the Board (including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Disinterested Trustees”)) (i) approved for the Fund an investment subadvisory agreement (each a “Subadvisory Agreement” and together the “Subadvisory Agreements”) between each Subadviser and VIA, on behalf of the Fund, and (ii) recommended that shareholders of the Fund approve the Subadvisory Agreements. If both Subadvisory Agreements are approved by the shareholders of the Fund, they will become effective on or about [                    ], 2012, assuming that shareholders approve Proposal 3. VIA, rather than the Fund, will pay the subadvisory fee under each Subadvisory Agreement. Shareholders of the Fund are being asked to approve each Subadvisory Agreement. The discussion herein relating to each Subadvisory Agreement is qualified in its entirety by the form of such Subadvisory Agreement included as Exhibit A and Exhibit B.

If the Subadvisory Agreements are approved, the Fund will use a proprietary quantitative model provided by F-Squared that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. (Market noise represents all of the price data that distorts the picture of the underlying trend.) This model will be used by F-Squared to determine, on a weekly basis, whether a sector is projected to have positive or negative absolute performance. If positive returns are projected for a particular sector, then F-Squared will recommend that the Fund take a long position in one or more ETFs and/or stocks representing that sector. If a sector is projected to have negative returns, then F-Squared will recommend that the Fund take a short position in one or more ETFs and/or stocks representing that sector.

Euclid will maintain discretion over all investment management of the Fund and therefore will be responsible for determining final allocations and trading decisions following receipt of F-Squared’s investment recommendations. Euclid may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the Fund.

In addition to the long positions described above, Euclid will be responsible for employing leverage in the form of borrowing on the Fund’s long positions in circumstances where the Fund is invested in long positions representing four or more sectors. The aggregate amount of leverage used by the Fund at any time will depend on the number of sectors in which the Fund takes a long position, with the maximum amount of leverage being used where the Fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the Fund’s net assets, including borrowings.

Euclid will also be responsible for the Fund taking short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the Fund’s net assets for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the Fund may take short positions worth up to 50% of the Fund’s net assets, with the remainder of the Fund’s assets remaining in cash and cash equivalents.

If the Subadvisory Agreements are approved, Howard Present of F-Squared and Amy Robinson of Euclid will serve as the Fund’s portfolio managers.

The Subadvisory Agreements

Each Subadvisory Agreement provides that it will remain in effect for an initial term of two years, and thereafter for successive periods of one year, only so long as the Board, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually. Each Subadvisory Agreement will be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Advisory Agreement.

Each Subadvisory Agreement provides that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the Subadviser in its actions under the Subadvisory Agreement or a breach of the Subadviser’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

The subadvisory agreement in place with the Fund’s current subadviser, which will be terminated if the Repositioning is approved by shareholders, contains terms substantially identical to those described above. The Board reapproved the Fund’s current subadvisory agreement at a meeting held on November 15-17, 2011, to provide for subadvisory services to the Fund in the event that the Repositioning is for any reason not completed. Under the Fund’s current subadvisory agreement, dated January 10, 2008, as amended, which was last approved by Fund shareholders at a meeting held on December 27, 2007, the Fund’s current subadviser is entitled to a fee of 50% of the net advisory fee and it received $439,200 for its services to the Fund during the Fund’s last fiscal year.

Subadvisory Fees

The following table sets out the calculation methodology for payment of the Subadvisers by VIA under the Subadvisory Agreements.

Allocation of Base Management Fees to Subadvisers	To Euclid: 20% of net investment management fee
To F-Squared: 53.33% of net investment management fee

Allocation of Performance-Based Fees to F-Squared	74% of upward performance fee adjustment
74% of downward performance fee adjustment

Allocation of Performance-Based Fees to Euclid	26% of upward performance fee adjustment
26% of downward performance fee adjustment

More Information About the Subadvisers

F-Squared Institutional Advisors, LLC

F-Squared is located at 2221 Washington Street, Suite 201, Newton, Massachusetts 02462. The F-Squared family of companies was founded in May 2006. F-Squared is registered as an investment adviser with the SEC under the Advisers Act. F-Squared provides investment management and advisory services to various institutional and separately managed accounts. As of September 30, 2011, F-Squared had approximately $2.7 billion in assets under management.

The following persons serve as the executive officers of F-Squared at the address for F-Squared listed above.

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Howard Present	President and Chief Executive Officer; Board Member	Managing Director, Evergreen Investments; Founder and Principal, Helicon Partners, LLC; Founder and CEO, F-Squared family of companies

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
George McClelland	Vice Chairman and Director of Business Development; Board Member	Founder, Chairman and CEO, the eSecLending companies; Board member at multiple firms including Safeguard Scientifics, Inc.; Founder and Vice Chairman, F-Squared family of companies

Vadim Fishman	Managing Director and Chief Technology Officer	Founder and Principal, IntelDM; Founder and CTO, F-Squared family of companies

Richard F. Tomney	Managing Director, Investments	Deputy Chief Investment Officer and Risk Officer for Liberty Ridge Capital; Director of Marketing - North America, Gottex Fund Management; SVP Business Development, F-Squared family of companies

Deb Deskavich	Managing Director, Operations and Finance, and Chief Compliance Officer	Vice President Integrated Planning and Analysis, Fidelity Investments; Controller, Lightlife Foods; SVP Director of Operations, F-Squared family of companies

Howard Present is co-founder, President and CEO of F-Squared. As portfolio manager, he would be responsible for providing the investment recommendations for the Fund based upon F-Squared’s proprietary quantitative model. Prior to founding F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present also serves as portfolio manager for several other Virtus Mutual Funds. Mr. Present has over 20 years of investment management industry experience.

F-Squared does not manage any other fund employing an investment strategy similar to the investment strategy proposed for the Fund, although other funds subadvised by F-Squared seek long-term capital appreciation.

Euclid Advisors LLC

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As of September 30, 2011, Euclid had approximately $781 million in assets under management. Euclid is registered as an investment adviser with the SEC under the Advisers Act. As subadviser to the Fund, Euclid will be responsible for determining final allocations and trading decisions to implement the Fund’s strategies following receipt of F-Squared’s weekly sector projections derived from its proprietary quantitative model.

The following persons serve as the principal executive officers of Euclid at the address for Euclid listed above, and Messrs. Aylward, Waltman, Flynn and Carr are also officers of the Trust:

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
George R. Aylward	President & Chairman	Director, President and Chief Executive Officer (since 2008), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. (“Phoenix”). Various senior officer and directorship positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006),

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Virtus Mutual Funds. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006 to present).

Michael A. Angerthal	Executive Vice President & Treasurer	Executive Vice President, Chief Financial Officer and Treasurer, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2008 to present). Chief Financial Officer, CBRE Realty Finance (commercial real estate specialty finance company) (2005 to 2008).

Kevin J. Carr	Senior Vice President & Secretary	Senior Vice President (2009 to present), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

Mark S. Flynn	Executive Vice President & General Counsel	Executive Vice President, General Counsel, Chief Compliance Officer and

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2011 to present). Chief Legal Officer and Corporate Secretary, iBasis, Inc. (international wholesale telecom carrier) (2007 to 2011). Vice President, General Counsel and Secretary, Imagistics International Inc. (marketing, sales and service of document imaging equipment) (2001 to 2006).

David E. Fusco	Vice President & Chief Compliance Officer	Vice President, Compliance (2011 to present), Senior Compliance Officer (2007 to 2011), Virtus Investment Partners, Inc. Vice President and Chief Compliance Officer, Virtus Investment Advisers, Inc. (2008 to present), Virtus Alternative Investment Advisers, Inc. (2007 to present), Newfleet Asset Management, LLC (2011 to present), Euclid Advisors LLC (2011 to present). Assistant Vice President and Senior Compliance Officer, The Phoenix Companies, Inc. (2007 to 2008). Director, Regulatory Compliance Assurance, The Hartford Insurance Group (2005 to 2007).

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Francis G. Waltman	Executive Vice President	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008 to present), Director and President (2006 to 2007), VP Distributors, LLC (f/k/a VP Distributors, Inc. and Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers (2008 to present). Vice President, Head of Investment Product, Prudential Retirement (financial services provider) (January to July, 2008).

Amy L. Robinson	Managing Director	Vice President, Strategic Initiatives and Equity Trading (2009 to present), Second Vice President (2001 to 2008), Managing Director (1992 to 2000), Virtus Investment Partners, Inc. and/or certain of its subsidiaries including VIA and Euclid.

Amy Robinson is Managing Director of Euclid (since September 2011) and leads Euclid’s equity trading function. Prior to the transfer of this function from VIA to Euclid, Ms. Robinson served in the same role for VIA (since 1992). In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As portfolio manager of the Fund, she would be responsible for determining final allocations and trading decisions to implement the Fund’s strategies following receipt of the sector projections derived from F-Squared’s proprietary quantitative model, and for implementing the Fund’s use of leverage and short sales. Ms. Robinson also serves as portfolio manager for several other Virtus Funds. Ms. Robinson has 31 years of investment experience and is former president of the Security Traders Association of Connecticut.

Euclid does not manage any other fund employing an investment strategy similar to the investment strategy proposed for the Fund, although other funds subadvised by Euclid seek long-term capital appreciation.

Basis for the Board’s Recommendations

In evaluating, approving and recommending to the Fund’s shareholders that they approve the Subadvisory Agreements, the Board requested and evaluated information provided by VIA and each Subadviser that, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into each Subadvisory Agreement would be in the best interests of the Fund and its shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by each Subadviser to other Virtus Mutual Funds. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.

The Disinterested Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to each Subadviser. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. Prior to the Board making its final decision, the Disinterested Trustees met privately with their independent counsel to discuss the information provided.

In making its determination with respect to each Subadvisory Agreement, the Trustees considered various factors, including:

•	Nature, extent and quality of the services to be provided by each Subadviser. The Trustees received, in advance of the meeting, information in the form of an extensive questionnaire completed by each

Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees reviewed biographical information of the management staff of each Subadviser who would be providing services under the Subadvisory Agreements and noted the breadth and depth of experience presented. In considering the approval of each Subadvisory Agreement, the Board considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by each Subadviser to the Fund was reasonable.

•

Investment Performance. The Board took into account that each proposed portfolio manager managed other Virtus Mutual Funds and considered the performance of each of those funds relative to its benchmark and comparable funds. The Board concluded that the performance of each such fund was satisfactory.

•

Subadvisory Fee. The Board took into account that the Fund’s subadvisory fees are paid by VIA and not by the Fund, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by each Subadviser and all factors considered. (The Board considered separately the fees to be paid by the Fund to VIA under an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), and the proposed amendments to those fees as discussed in Proposal 3.)

•

Profitability and economies of scale. In considering the profitability to each Subadviser of its relationship with the Fund, the Board noted that the fees under each Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. As a result, the profitability to the Subadvisers of their relationships with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in each Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•

Other Benefits. The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Fund. The Board noted management’s discussion that, while Euclid is an affiliate of VIA, there are no other tangible benefits to either Subadviser in providing investment advisory services to the Fund, other than the fees to be earned under the applicable Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could improve the likelihood that a Subadviser may have an opportunity to provide advisory services to other Virtus Mutual Funds or could enhance a Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board concluded that approval of each proposed Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Disinterested Trustees voting separately, approved each Subadvisory Agreement and recommended that shareholders do the same.

Required Vote

Approval of each Subadvisory Agreement requires the affirmative vote of the lesser of (1) 67% of the outstanding shares represented at the Meeting, provided that more than 50% of the Fund’s outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). Approval and implementation of the Subadvisory Agreements is dependent on shareholder approval of Proposal 3. If the Subadvisory Agreements are not approved by the shareholders of the Fund, VIA will continue to serve as investment adviser and manage the day-to-day investments of the Fund under the terms of the current Advisory Agreement, and the Board of Trustees will consider the options available to the Fund.

PROPOSAL 3

TO AMEND THE FEES PAYABLE UNDER THE

INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Introduction

VIA is responsible for the day-to-day management of the Fund pursuant to the Advisory Agreement. Shareholders of the Fund last approved an advisory agreement for the Fund on August 1, 2003. The Board, including a majority of the Disinterested Trustees, most recently approved the renewal of the Advisory Agreement at a meeting held on November 15-17, 2011.

Under the Advisory Agreement, VIA is responsible for managing the Fund’s investment program, the general operations of the Fund, and the day-to-day management of the Fund’s portfolio. In the Repositioning, the current Advisory Agreement will remain in effect with no changes, but shareholders are being asked to approve a change to the method of calculating the advisory fees payable to VIA by the Fund. This change is being proposed (a) to compensate VIA for its oversight of the Subadvisers, who are expected to have increased active management and trading responsibilities, (b) to compensate VIA for its payment of the subadvisory fees under each subadvisory agreement after the Repositioning, and (c) with respect to the performance adjustment, to better align the interests of VIA and the subadvisers with those of the Fund and its shareholders.

Proposed Fee Arrangement

As compensation for its services, VIA is currently entitled to a fee, payable monthly, at an annual rate of 1.50% of the first $1 billion of average daily net assets of the Fund, and 1.40% of average daily net assets of the Fund exceeding $1 billion. After the Repositioning, the Fund will pay VIA a variable fee that is calculated based on the Fund’s Managed Assets (as opposed to the Fund’s net assets) and that is adjusted based on the Fund’s performance.

The new fee will have an annual base rate of 1.50% of the first $1 billion of the Fund’s average daily Managed Assets and 1.40% of the Fund’s average daily Managed Assets of the Fund exceeding $1 billion. “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings. This means that while the percentage amount of the advisory fee will not change, the dollar amount paid may be greater than before because the Fund’s Managed Assets will typically be greater than its net assets. The use of Managed Assets as a basis for calculating the Fund’s advisory fee may also provide VIA with a financial incentive to cause the Fund to borrow more than it otherwise would.

In addition, the new fee will include a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the Fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the Fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the Fund performed 10 percentage points better or worse than the Index.

Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. During the first full twelve calendar months immediately following the effective date of the amended advisory agreement (which will coincide with the Repositioning), no performance adjustment will apply, and the Fund will pay the base fee as it currently does. VIA will be entitled to receive a performance adjustment only after completion of this initial twelve-month period. The purpose of suspending payment of the performance adjustment during this initial period is to establish a meaningful performance record for the Fund on which the performance adjustment may be calculated. Beginning with the thirteenth calendar month immediately following the effective date of the amended advisory agreement, the performance adjustment will be calculated based upon the cumulative performance period since the Repositioning; after 36 months have elapsed since the Repositioning, the Fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis.

Any performance adjustment will be based upon the Fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the Fund’s absolute performance is positive or negative, but rather based on whether the Fund’s performance is better or worse than the performance of the Index. The Fund could therefore pay a performance adjustment for positive relative performance even if the Fund’s shares decrease in value, so long as the Fund’s performance exceeds that of the Index.

Performance Fee Adjustment Illustrations

The following table illustrates the effect the performance adjustment would have on the Fund’s contractual advisory fee in various relative performance scenarios.

Absolute Performance Difference Between the Fund and S&P 500® Index for the Calculation Period	-10%	-5%	-1%	0% (Base Management Fee)	1%	5%	10%
Management Fee net of Performance-Based Adjustment for Fund Average Daily Managed Assets Up to $1 Billion	0.50%	1.00%	1.40%	1.50%	1.60%	2.00%	2.50%
Management Fee net of Performance-Based Adjustment for Fund Average Daily Managed Assets Over $1 Billion	0.40%	0.90%	1.30%	1.40%	1.50%	1.90%	2.40%

For purposes of the performance adjustment, the investment performance of the Fund for any period is expressed as a percentage of the Fund’s net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund’s net asset value per share during the period; (ii) the value of the Fund’s cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains.

The investment record for the Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index. The Index, calculated and published by Standard & Poor’s, a division of McGraw-Hill, is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The Index is a measure of the market, not an investment vehicle, and it is not possible to invest directly in the Index. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Fund’s underperformance or outperformance of the market.

Current and Proposed Fees and Expenses

Below are fee tables for the Fund that compare the total expenses paid by shareholders in the Fund’s last annual period, based on the current management fee, and what the expenses would be under the new management fee calculation method.

Fees and Expenses Based on Current Fees

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00	%(a)	1.25	%(a)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.50%	1.50%		1.50%		1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%		None
Other Expenses
Dividends on Short Sales and Interest Expense	2.45%	2.45%		2.45%		2.45%
Acquired Fund Fees and Expenses(b)	0.01%	0.01%		0.01%		0.01%

Remainder of Other Expenses	0.45%	0.45%		0.45%		0.45%

Total Other Expenses	2.91%	2.91%		2.91%		2.91%
Total Annual Fund Operating Expenses(c)	4.66%	5.41%		5.41%		4.41%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)	Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables because those tables reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.
(c)

VIA has voluntarily agreed to limit the Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, 1.90% for Class A shares, 2.65% for Class B and Class C shares, and 1.65% for Class I shares. The effects of this limitation are not reflected in the above table. VIA may discontinue this limitation at any time, and under certain conditions may recapture fees waived and expenses reimbursed to the Fund under this limitation for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

Fees and Expenses Based on Proposed Fees

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00	%(a)	1.25	%(a)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(b)	1.84%	1.84%		1.84%		1.84%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%		None
Other Expenses(c)
Dividends on Short Sales and Interest Expense	0.32%	0.32%		0.32%		0.32%
Acquired Fund Fees and Expenses(e)	0.19%	0.19%		0.19%		0.19%
Remainder of Other Expenses(d)	0.71%	0.71%		0.71%		0.71%
Total Other Expenses	1.21%	1.21%		1.21%		1.21%
Total Annual Fund Operating Expenses(c)	3.31%	4.06%		4.06%		3.06%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)	Management Fees exceed the contractual percentage rate because the Advisory Agreement as amended calculates fees based on Managed Assets rather than based on net assets. In the future, performance fee adjustment may increase or decrease the management fee by up to +/- 1.00% of the average net assets of the Fund during a rolling 36-month period (or cumulative period since the Repositioning), beginning after twelve months have elapsed since the Repositioning; this performance adjustment is not reflected in the table.
(c)

VIA has agreed to voluntarily limit Other Expenses to 0.15% (excluding taxes, interest, prime brokerage interest expense, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses). The effects of this limitation are not reflected in the above table. VIA may discontinue this limitation at any time, and under certain conditions may recapture fees waived and expenses reimbursed to the Fund under this limitation for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.
(d)	Remainder of Other Expenses includes an estimated 0.15% of interest payments on borrowed funds.
(e)	Total Annual Fund Operating Expenses will not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables because those tables reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples provide information on the fees you would pay as a shareholder of the Fund under the current advisory fee arrangement and under the proposed advisory fee calculation method. The examples assume that you invest $10,000 in the Fund for the time periods indicated. They show your costs if you sold your shares at the end of the period or continued to hold them. In the case of Class B Shares, they assume that your shares are converted to Class A Shares after seven years. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Examples Based on Current and Proposed Fees

		1 year	3 years	5 years	10 years
Class A (current fee)	Sold or Held	$987	$1,874	$2,767	$5,027
Class A (proposed fee)	Sold or Held	$890	$1,535	$2,202	$3,972
Class B (current fee)	Sold	$911	$1,787	$2,655	$5,286
	Held	$511	$1,587	$2,655	$5,286
Class B (proposed fee)	Sold	$808	$1,435	$2,079	$4,257
	Held	$408	$1,235	$2,079	$4,257
Class C (current fee)	Sold	$611	$1,587	$2,655	$5,286
	Held	$511	$1,587	$2,655	$5,286
Class C (proposed fee)	Sold	$508	$1,235	$2,079	$4,257
	Held	$408	$1,235	$2,079	$4,257
Class I (current fee)	Sold or Held	$413	$1,308	$2,214	$4,525
Class I (proposed fee)	Sold or Held	$309	$945	$1,606	$3,375

Fees Paid to VIA for Last Fiscal Period

Set forth below are the investment advisory fees incurred by the Fund during its last completed annual period, and a comparison to what the advisory fees would have been under the proposed advisory fee calculation method.

Advisory Fees Paid During Last Fiscal Year (Actual)	Pro Forma Advisory Fees Paid During Last Fiscal Year Under Proposed Fees	Percentage Difference in Current and Pro Forma Fees
$1,099,014	$1,345,922	22% increase

The following is a comparison of the actual operating expenses for the Fund’s last completed annual period and what they would have been if the proposed advisory fee calculation method had been in effect:

Total Fund Operating Expenses During Last Annual Period (Actual)	Pro Forma Total Fund Operating Expenses During Last Annual Period Under Proposed Fees	Percentage Difference in Current and Pro Forma Total Fund Operating Expenses
$3,037,970.66	$2,014,524.23	34% decrease

Information about VIA

VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. As of September 30, 2011 VIA had approximately $18.7 billion in assets under management. For the fiscal year ended September 30, 2011, VIA was paid $1,099,014 in aggregate investment advisory fees for its services with regard to the Fund.

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103, and is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of September 30, 2011, Virtus’ affiliated investment advisers had in aggregate approximately $33.1 billion in assets under management.

VP Distributors, LLC (“VP Distributors”), a mutual fund distributor and transfer agent, and a wholly-owned indirect subsidiary of Virtus, acts as the national distributor of the Fund’s shares and as transfer agent and administrative agent of the Fund. The Fund paid VP Distributors $216,116 during the last fiscal year for performing these services for the Fund. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above, and Messrs. Aylward, Waltman, Flynn and Carr are also officers of the Trust:

Name	Positions Held With the Adviser	Principal Occupations During the Last Five Years
George R. Aylward	President & Chairman	Director, President and Chief Executive Officer (since 2008), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. (“Phoenix”). Various senior officer and directorship positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), Virtus Mutual Funds. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006 to present).

Name	Positions Held With the Adviser	Principal Occupations During the Last Five Years
Michael A. Angerthal	Executive Vice President & Treasurer	Executive Vice President, Chief Financial Officer and Treasurer, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2008 to present). Chief Financial Officer, CBRE Realty Finance (commercial real estate specialty finance company) (2005 to 2008).

Kevin J. Carr	Senior Vice President & Secretary	Senior Vice President (2009 to present), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

Mark S. Flynn	Executive Vice President & General Counsel	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2011 to present). Chief Legal Officer and Corporate Secretary, iBasis, Inc.

Name	Positions Held With the Adviser	Principal Occupations During the Last Five Years
(international wholesale telecom carrier) (2007 to 2011). Vice President, General Counsel and Secretary, Imagistics International Inc. (marketing, sales and service of document imaging equipment) (2001 to 2006).

David E. Fusco	Vice President & Chief Compliance Officer	Vice President, Compliance (2011 to present), Senior Compliance Officer (2007 to 2011), Virtus Investment Partners, Inc. Vice President and Chief Compliance Officer, Virtus Investment Advisers, Inc. (2008 to present), Virtus Alternative Investment Advisers, Inc. (2007 to present), Newfleet Asset Management, LLC (2011 to present), Euclid Advisors LLC (2011 to present). Assistant Vice President and Senior Compliance Officer, The Phoenix Companies, Inc. (2007 to 2008). Director, Regulatory Compliance Assurance, The Hartford Insurance Group (2005 to 2007).

Francis G. Waltman	Director & Executive Vice President	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset

Name	Positions Held With the Adviser	Principal Occupations During the Last Five Years
Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008 to present), Director and President (2006 to 2007), VP Distributors, LLC (f/k/a VP Distributors, Inc. and Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers (2008 to present). Vice President, Head of Investment Product, Prudential Retirement (financial services provider) (January to July, 2008).

VIA does not provide investment advisory services to any other fund employing an investment strategy similar to the investment strategy proposed for the Fund, although other funds advised by VIA seek long-term capital appreciation.

Basis for the Board’s Recommendation

In evaluating, approving and recommending to the Fund’s shareholders that they approve the proposed amendments to the Advisory Agreement, the Board requested and evaluated information provided by VIA which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether implementation of the amended Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by VIA to the Fund as well as the other Virtus Mutual Funds.

The Disinterested Trustees were separately advised by independent legal counsel throughout the process. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. Prior to the Board making its final decision, the Disinterested Trustees met privately with their independent counsel to discuss the information provided.

In making its determination, the Trustees considered various factors, including:

•

Advisory fees and total expenses. In evaluating the proposed advisory fee structure and estimated total expenses of the Fund, the Board reviewed information provided by VIA and comparisons to other funds in the Fund’s peer group. Among other data provided, the Board noted that the proposed advisory fees and estimated total expenses were within the range of contractual advisory fee rates at comparable asset levels for other funds deemed to be comparable to the Fund by management, as indicated in material prepared for the Board by VIA based on information contained in various publicly available documents. The Board also noted that the subadvisory fees to be paid would be paid by VIA rather than the Fund, and that VIA had agreed to voluntarily limit certain of the Fund’s expenses in order to limit the total expenses incurred by the Fund and its shareholders. The Board also considered that the proposed fulcrum fee structure would better align the interests of VIA and the Subadvisers with those of the Fund and its shareholders. Based upon the information presented by VIA, the Trustees determined that the proposed advisory fees were fair and reasonable in light of services to be provided and all factors considered, and that the estimated total expenses of the Fund were reasonable.

•

Nature, extent and quality of the services to be provided by VIA. The Trustees received, in advance of the meeting, information in the form of an extensive questionnaire completed by VIA concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. In considering the approval of the amendments to the Advisory Agreement, the Board considered the nature and quality of investment advisory services that would be provided by VIA to the Fund after the Repositioning, as compared with the nature and quality of investment advisory services provided by VIA to the Fund under the current structure. The Board noted that VIA was expected to incur higher expenses due to its oversight of, and payments to, the Fund’s Subadvisers, which were expected to have a more active management role and increased trading responsibilities, while the Fund was expected to realize substantially lower total operating expenses. The quality of the services already being provided by VIA and its affiliates was also considered. The Board concluded that the nature, extent and quality of the services to be provided by VIA to the Fund were reasonable.

•

Other benefits. The Board considered other benefits that may be realized by VIA and its affiliates due to their relationship with the Fund, under both the current and amended Advisory Agreement. The Board determined that the proposed amendments to the Advisory Agreement were unlikely to materially affect such other benefits.

•

Economies of scale. The Board noted that VIA had agreed to voluntarily limit certain of the Fund’s expenses in order to limit the total expenses incurred by the Fund and its shareholders. (VIA may discontinue this limitation at any time without prior notice.) The Board determined that VIA and the Fund likely would achieve certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and shareholders of the Fund would have an opportunity to benefit from these economies of scale.

Based on all of the foregoing considerations, the Board concluded that approval of the proposed amendments to the Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Disinterested Trustees voting separately, approved the amendments to the Advisory Agreement and recommended that shareholders do the same.

Required Vote

Approval of Proposal 3 requires a Majority Vote of the shareholders of the Fund. Implementation of the amended Advisory Agreement is dependent on shareholder approval of Proposals 1 and 2. If Proposal 3 is not approved , VIA will continue to serve as the Fund’s investment adviser at the current fee level, and the Board will consider the options available to the Fund at that time.

PROPOSAL 4

APPROVAL OF A PROPOSAL TO PERMIT VIA TO HIRE, TERMINATE

AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS

WITHOUT SHAREHOLDER APPROVAL

Description of Exemptive Relief

One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Fund proposes that VIA, with the approval of the Board, be permitted, under certain conditions, to enter into, terminate, or modify subadvisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

VIA has received an exemptive order from the SEC that permits VIA, without shareholder approval, to engage or retain unaffiliated subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, subject to the approval of the Board and certain other conditions.

Before this exemptive relief can be utilized by the Fund, the Fund’s shareholders must approve the application of the exemptive relief to the Fund. If the Fund’s shareholders approve this Proposal 4, VIA will have the right to hire, terminate or replace subadvisers for the Fund under certain conditions without shareholder approval. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Even if the Fund’s shareholders approve this arrangement, any new subadviser engaged or terminated or any change in a subadvisory agreement will still require the approval of the Fund’s Board. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, such as the nature, quality and scope of services provided by the subadviser to investment companies and accounts comparable to the Fund. The Trustees will review the ability of the subadviser to provide services to the Fund, as well as its personnel, operation, financial condition or other factors which would affect the subadviser(s), including with respect to compliance and regulatory matters. The Trustees will review each subadviser’s investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to each subadviser’s performance as an investment adviser. Management and the Board believe that this review provides adequate shareholder protection in the selection of subadvisers.

VIA would notify the Fund’s shareholders in the event of any change in the Fund’s subadvisers or subadvisory agreements. Moreover, the Fund’s shareholder reports will include a description of the Board’s considerations in deciding whether to approve any subadvisory agreement. In addition, the exemptive order prohibits VIA from entering into subadvisory agreements with affiliates of VIA to replace an unaffiliated subadviser without shareholder approval.

Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements of the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The Board has concluded that, by approving Proposal 4, shareholders will afford the Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations and shareholder meetings before implementing any necessary subadviser changes. The Board considered the potential cost savings to the Fund under Proposal 4, and determined that shareholders should benefit from approving Proposal 4.

Required Vote

Approval of Proposal 4 requires a Majority Vote of the shareholders of the Fund. If the Fund’s shareholders do not approve Proposal 4, the flexibility afforded by the SEC exemptive order will not be available to the Fund.

SHARE OWNERSHIP INFORMATION

On the Record Date, the following shares were outstanding representing the following number of votes for the Fund:

Class A	Class B	Class C	Class I
[ ]	[ ]	[ ]	[ ]

As of September 30, 2011, 2,786,627.178 shares of the Fund (approximately 68% of the shares outstanding) were owned by Virtus Alternatives Diversifier Fund, which may be considered to be controlled by VIA. VIA is committed to the success of the Fund. VIA intends to cause Virtus Alternatives Diversifier Fund to vote its shares of the Fund in the same proportion (for, against or abstain) as the votes timely received from other shareholders of the Fund.

As of the Record Date, the following chart lists the beneficial owners of 5% or more of the Fund’s outstanding shares: [                    ]

PORTFOLIO TRANSACTIONS

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares, although brokerage firms whose customers purchase shares of the Fund may receive brokerage commissions. The Fund does not execute portfolio transactions through affiliated brokers.

ADDITIONAL INFORMATION ABOUT VOTING

The close of business on December 7, 2011, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust but not voted as to one or more proposals because the broker or nominee does not have discretionary power and the broker did not receive instructions from the beneficial owners or other persons entitled to vote. For all of the proposals contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote. Because there are no routine proposals on which a broker might be entitled to vote at the Meeting, the Fund does not expect to receive any broker non-votes at the Meeting.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, electronic mail or personal contact by representatives of the Trust. Computershare Fund Services, Inc. (“CFS”) has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $2,500. The costs associated with this Proxy Statement will be borne by the Fund.

[In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.]

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, the Fund will hold no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about any such meeting.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) AS SOON AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Kevin J. Carr
Secretary
Virtus Opportunities Trust

APPENDIX A

PRINCIPAL RISKS

The following is a description of the changes to the principal risks of the Fund that are anticipated to occur as a result of the Repositioning.

Current Principal Risks	Proposed Principal Risks
Equity Securities Risk Exchange-Traded Funds (ETFs) Risk Emerging Market Investing Risk Foreign Investing Risk Futures and Options Risk Market Volatility Risk Short Sales Risk	Borrowing Risk Equity Securities Risk Exchange-Traded Funds (ETFs) Risk Market Volatility Risk Sector Concentration Risk Short Sales Risk Short-Term Investments Risk U.S. Government Securities Risk

The following principal risks of the Fund would not change as a result of the Repositioning:

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Market Volatility Risk

The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Short Sales Risk

The fund may engage in short sales, which are transactions in which the fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund received for the security at the time it was borrowed. When engaging in short sales, the fund will transact with a prime broker. In the event that the prime broker becomes insolvent, the fund may be unable to settle pending short sales, engage in additional short sales and/or access its assets that are held by the broker for a period of time.

The following new principal risks would apply to the Fund after the Repositioning:

Borrowing Risk

When a fund borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the fund may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the fund’s net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The fund also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income or potential capital gains from investments made with such leverage.

Sector Concentration Risk

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The following current principal risks of the Fund would no longer be considered principal risks of the Fund after the Repositioning:

Emerging Market Investing Risk

The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

Equity-Linked Instruments. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

Foreign Currency Transactions. The fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Futures and Options Risk

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than the use of more traditional investments. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well, and the fund’s success in using futures and options will be dependent upon the subadviser’s ability to correctly predict such price movements. Liquidity of futures and options markets can be adversely affected by market factors, and the prices of such securities may move in unexpected ways. If the fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT WITH F-SQUARED INSTITUTIONAL ADVISORS, LLC

VIRTUS OPPORTUNITIES TRUST

Virtus Dynamic AlphaSector Fund

SUBADVISORY AGREEMENT

F-Squared Institutional Advisors, LLC

2221 Washington Street, Suite 201

Newton, Massachusetts 02462

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Virtus Dynamic AlphaSector Fund (hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs F-Squared Institutional Advisors, LLC (the “Subadviser”) to furnish investment advisory services to the Fund related to the Fund’s Dynamic AlphaSector strategy (the “AlphaSector Strategy”) with respect to that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule C attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment recommendations for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule B attached hereto and made a part hereof.

3.	Services of Subadviser. In providing advisory services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not recommend any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. The Subadviser’s duties under this Agreement are limited to providing recommendations to the Adviser with respect to the Designated Series. The Subadviser shall have no authority or responsibility for implementing its recommendations on behalf of the Designated Series, including the execution of any transactions (other than with respect to Subadviser’s recommendations as set forth herein). The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody.

5.	Allocation of Brokerage. The Subadviser shall not have any authority or discretion to select brokers and dealers to execute Designated Series transactions.

6.	Proxies. The Subadviser shall have no authority or responsibility for voting or handling proxies in relation to the assets of the Designated Series. The Subadviser is similarly not authorized to deal with reorganizations, exchange offers, other voluntary corporate actions or any litigation with respect to securities held in the Designated Series, unless the Fund or the Adviser otherwise specifically directs in writing.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding recommended transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

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8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s advisory services to the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment advisory duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its advice related to the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.

Limitation of Liability. Except as otherwise stated in this Agreement, neither Subadviser, nor any of its directors (including the limited liability company managers of Subadviser), officers or employees, shall be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with

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specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements.

A.	The Subadviser represents, warrants and agrees that:

1.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

2.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

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3.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

4.

It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, written policies and procedures reasonably designed to prevent violation, by it and its supervised persons, of the Advisers Act and the rules that the SEC has adopted under the Advisers Act. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of Subadviser’s compliance policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Act. The Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the

5

Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

5.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

B.	The Fund represents, warrants and agrees that:

1.	the Fund is a statutory trust established pursuant to the laws of State of Delaware;

2.	the Fund is duly registered as an investment company under the 1940 Act;

3.	the execution, delivery and performance of this Agreement are within the Fund’s powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the 1940 Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Fund;

4.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

5.	this Agreement constitutes a legal, valid and binding obligation enforceable against the Fund in accordance with its terms.

C.	The Adviser represents, warrants and agrees that:

1.	The Adviser is a corporation duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business;

2.	Adviser is duly registered as an “investment adviser” under the Advisers Act;

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3.	Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the advisory contract;

4.	the execution, delivery and performance of this Agreement are within Adviser’s powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Adviser;

5.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

6.	this Agreement constitutes a legal, valid and binding obligation enforceable against Adviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules B and C is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

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16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until . The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1028

Email: kevin.carr@virtus.com

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(b)	To Subadviser at:

F-Squared Institutional Advisors, LLC

2221 Washington Street, Suite 201

Newton, Massachusetts 02462

Attn: Howard Present

Telephone: 781-235-9055

Facsimile: 781-235-9155

Email: hpresent@f-squaredinvestments.com

21.	Certifications. The Subadviser hereby warrants and represents that it will provide any requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement.

22.	Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Relationship of Parties. The Adviser, the Fund and Subadviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of the Fund, the Trustees or the Adviser.

25.

AlphaSector License. The Adviser and the Fund acknowledge that Subadviser is providing advisory services related to the AlphaSector Strategy pursuant to an AlphaSector License and Redistribution Agreement between Subadviser and Active Index Solutions, LLC (the “License Agreement”). The Adviser (on

9

behalf of itself and its affiliated persons) and the Fund (on behalf of itself and the Trustees) hereby acknowledge that they do not have nor will they obtain under any of the terms of this Agreement any ownership claim, right, title, interest or license to the AlphaSector Strategy or any intellectual property of Subadviser, or any intellectual property rights relating thereto, other than to receive the services of Subadviser, as described in and in accordance with the terms of this Agreement.

26.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

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VIRTUS OPPORTUNITIES TRUST

By:
	Name:	W. Patrick Bradley
	Title:	Vice President, Chief Financial Officer and Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:
	Name:	Francis G. Waltman
	Title:	Senior Vice President

ACCEPTED:

F-Squared Institutional Advisors, LLC

By:
	Name:	Howard Present
	Title:	Chief Executive Officer

SCHEDULES:	A. Fee Schedule B. Subadviser Functions C. Designated Series

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SCHEDULE A

FEE SCHEDULE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the amount payable shall be based upon the average daily managed assets of the Designated Series. “Managed Assets” means the total assets of the Designated Series, including any assets attributable to borrowings, minus the Series’ accrued liabilities other than such borrowings.

(b) The base subadvisory fee to be paid to the Subadviser is to be 53.33% of the net base management fee applicable to the Designated Series. For this purpose, the “net base management fee” means the base management fee payable to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 53.33% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 53.33% of the amount recaptured.

(c) The base subadvisory fee shall then be subject to a performance adjustment. To calculate the performance adjustment to the subadvisory fee, the rate of the net base management fee will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the Series’ performance exceeds or lags that of the S&P 500® Index (the “Index”); the resulting adjustment will then be allocated so that 74% of the adjustment shall be applied to the base subadvisory fee calculated as set forth in paragraph (b) above. The fee to be paid to the Subadviser shall therefore be the sum of the base subadvisory fee and the performance adjustment calculated as set forth in this paragraph (c).

In computing the performance adjustment, performance is measured over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. Until twelve months have elapsed from the effectiveness of the amendment to the Investment Advisory Agreement in which the Adviser agreed to this performance adjustment for the Series, no performance adjustment will apply. Beginning with

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the thirteenth calendar month immediately following such effective date, the performance adjustment will be calculated based upon the cumulative performance period since such date; after 36 months have elapsed since such date, the Series will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the Series performed 10 percentage points better or worse than the Index.

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SCHEDULE B

SUBADVISER FUNCTIONS

With respect to its investment advisory services hereunder, the Subadviser shall, at its own expense:

(a)	Furnish investment advisory services to the Designated Series related to its AlphaSector Strategy, consistent with the terms of this Agreement. In furnishing these investment advisory services, the Subadviser shall:

(i)	to the extent it deems necessary, formulate, revise and update the investment models and analyses comprising the AlphaSector Strategy;

(ii)	calculate and promptly provide to the Adviser the weekly results of the investment models and assist the Adviser in interpreting such results with respect to the investment programs for the Designated Series;

(iii)	assist the Adviser in selecting appropriate investments for the Designated Series to enter into in order to implement the AlphaSector Strategy; and

(iv)	provide such reports with respect to the implementation of the AlphaSector Strategy by the Designated Series as the Adviser or Trustees shall reasonably request;

(b)	Promptly after filing with the SEC an amendment to its Form ADV, provide a copy of such amendment to the Adviser and the Fund;

(c)	Ensure that appropriate representatives of the Subadviser attend meetings requested by the Adviser or Fund at such time(s) and location(s) as reasonably requested by the Adviser or Fund.

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SCHEDULE C

DESIGNATED SERIES

Virtus Dynamic AlphaSector Fund (all assets)

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EXHIBIT B

FORM OF SUBADVISORY AGREEMENT WITH EUCLID ADVISORS LLC

VIRTUS OPPORTUNITIES TRUST

Virtus Dynamic AlphaSector Fund

SUBADVISORY AGREEMENT

                    , 201

Euclid Advisors LLC

100 Pearl Street

Hartford, CT 06103

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Virtus Dynamic AlphaSector Fund (sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Euclid Advisors LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.

Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.

In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including

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the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.

Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the

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Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.

Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the

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Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.

Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to

5

be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information , or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

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C.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

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E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until . The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

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17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1028

E-mail: kevin.carr@virtus.com

(b)	To Euclid Advisors LLC at:

Euclid Advisors LLC

100 Pearl Street, 8th Floor

Hartford, CT 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1028

E-mail: kevin.carr@virtus.com

9

21.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

10

VIRTUS OPPORTUNITIES TRUST

By:
	Name:	W. Patrick Bradley
	Title:	Vice President, Chief Financial Officer and Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:
	Name:	George R. Aylward
	Title:	President

ACCEPTED:

EUCLID ADVISORS LLC

By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

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SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;

2.	Security name;

3.	CUSIP number, ISIN or Sedols (as applicable);

4.	Number of shares and sales price per share or aggregate principal amount;

5.	Executing broker;

6.	Settlement agent;

7.	Trade date;

8.	Settlement date;

9.	Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11.	Other fees;

12.	Net proceeds of the transaction;

13.	Exchange where trade was executed;

14.	Identified tax lot (if applicable); and

15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian

12

will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

13

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellations thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,

(b)	The Adviser,

(c)	The Subadviser, and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

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D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved Virtus Mutual Funds’ policies and procedures, including without limitation those related to valuation determinations.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

15

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the amount payable shall be based upon the average daily managed assets of the Designated Series. “Managed Assets” means the total assets of the Designated Series, including any assets attributable to borrowings, minus the Series’ accrued liabilities other than such borrowings.

(b) The base subadvisory fee to be paid to the Subadviser is to be 20% of the net base management fee applicable to the Designated Series. For this purpose, the “net base management fee” means the base management fee payable to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 20% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 20% of the amount recaptured.

(c) The base subadvisory fee shall then be subject to a performance adjustment. To calculate the performance adjustment to the subadvisory fee, the rate of the net base management fee will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the Series’ performance exceeds or lags that of the S&P 500® Index (the “Index”); the resulting adjustment will then be allocated so that 26% of the adjustment shall be applied to the base subadvisory fee calculated as set forth in paragraph (b) above. The fee to be paid to the Subadviser shall therefore be the sum of the base subadvisory fee and the performance adjustment calculated as set forth in this paragraph (c).

In computing the performance adjustment, performance is measured over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. Until twelve months have elapsed from the effectiveness of the amendment to the Investment Advisory Agreement in which the Adviser agreed to this performance adjustment for the Series, no performance adjustment will apply. Beginning with the thirteenth calendar month immediately following such effective date, the

16

performance adjustment will be calculated based upon the cumulative performance period since such date; after 36 months have elapsed since such date, the Series will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the Series performed 10 percentage points better or worse than the Index.

17

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

18

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not,

19

with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the

20

Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

21

SCHEDULE F

DESIGNATED SERIES

Virtus Dynamic AlphaSector Fund (all assets)

22

EXHIBIT C

FORM OF AMENDMENT

TO

INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT effective as of the      day of                     , 201   amends that certain Investment Advisory Agreement dated as of                      (the “Agreement”) by and between Virtus Opportunities Trust, a Delaware statutory trust (the “Trust”), and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”), as follows:

1.	The name of Virtus Market Neutral Fund is hereby amended throughout the Agreement to be “Virtus Dynamic AlphaSectorSM Fund.”

2.	Solely with respect to Virtus Dynamic AlphaSector Fund, Section 9(a) of the Agreement is hereby amended to delete the second sentence, and Section 9(c) of the Agreement is hereby amended to delete the phrase “upon the average of the daily net asset values for such Series.”

3.	The investment advisory fee for Virtus Dynamic AlphaSector Fund is hereby amended to be as set forth on Schedule A attached hereto, Schedule A to the Agreement is hereby deleted and Schedule A attached hereto is substituted in its place to reflect such amendment.

4.	Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect and are unchanged in all other respects. All initial capitalized terms used but not defined herein shall have such meanings as ascribed thereto in the Agreement, as amended.

5.	This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have caused this Agreement to be executed by their duly authorized officers of other representatives.

VIRTUS OPPORTUNITIES TRUST

By:
Name: George R. Aylward
Title: President

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name: Francis G. Waltman
Title: Executive Vice President

SCHEDULE A

Series	Investment Advisory Fee
Virtus Dynamic AlphaSector Fund	1.50%	1.40%

Solely with respect to Virtus Dynamic AlphaSector Fund, the amount payable shall be based upon the average daily managed assets of such Series. “Managed Assets” means the total assets of the Series, including any assets attributable to borrowings, minus the Series’ accrued liabilities other than such borrowings. The fee rates listed above for such Series (the “base fee rate”) shall also be subject to a performance adjustment, as follows (the “fulcrum fee”):

The base fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the Series’ performance exceeds or lags that of the S&P 500® Index (the “Index”). The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the Series performed 10 percentage points better or worse than the Index.

Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made at the end of each month. Until twelve months have elapsed from the effectiveness of the amendment to the Investment Advisory Agreement in which the Adviser agreed to this performance adjustment for the Series, no performance adjustment will apply. Beginning with the thirteenth calendar month immediately following such effective date, the performance adjustment will be calculated based upon the cumulative performance period since such date; after 36 months have elapsed since such date, the Series will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis.

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [                    ], 2012

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Market Neutral Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), revoking any previous proxies, hereby appoints Mark J. Flynn, Kevin J. Carr, Jennifer S. Fromm and Ann Flood, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on [                    ], 2012, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the telephone: 1-866-241-6192

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR each Proposal if no choice is indicated.

Important notice regarding the availability of proxy materials for the special meeting of shareholders to be held on [                    ], 2012: the proxy statement is available at www.[                    ].

Virtus Market Neutral Fund

VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	ATTENDANCE

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL 1-866-241-6192	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

https://vote.proxy - direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON [ ], 2012

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and F-Squared Institutional Advisors, LLC.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

2.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

3.	To approve an amendment to the fees payable under the Fund’s Investment Advisory Agreement between the Trust, on behalf of the Fund, and Virtus Investment Advisers, Inc.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

4.	To approve a proposal to permit Virtus Investment Advisers, Inc. to hire, terminate and replace subadvisers or to modify subadvisory agreements without shareholder approval.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐